Supplement Dated June 1, 2010
To The Statement of Additional Information
Dated May 1, 2010

JNL® Series Trust

Please note that the changes apply to your variable annuity and/or variable life product(s).

On page 154, please delete the rows for JNL/T. Rowe Price Established Growth Fund and JNL/T. Rowe Price Value Fund and footnote 5 to the table in its entirety in the section entitled “Sub-Advisory Fees” and replace with the following:

FUND	ASSETS	FEES
JNL/T. Rowe Price Established Growth Fund5	Assets up to $1 billion: $0 to $250 million $250 million to $500 million $500 million to $1 billion When assets exceed $1 billion: On the first $1 billion Amounts over $1 billion	.40% .375% .35% .35% .325%
JNL/T. Rowe Price Value Fund5	$0 to $250 million $250 million to $500 million $500 million to $1 billion Over $1 billion	.40% .375% .35% .325%

5 The Sub-Adviser will provide the Adviser a transitional credit to eliminate any discontinuity between the tiered fee schedule and the flat fee schedule that takes effect once assets exceed $1 billion.  The credit will apply at an asset range between approximately $946 million and $1 billion, whether that range is reached by virtue of an increase in assets from a level below $946 million or a decrease in assets from a level over $1 billion.  The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $1 billion, when the fee schedule of 0.35% for average net assets up to $1 billion and 0.325% for average net assets greater than $1 billion would be triggered, or (b) fall below a threshold of approximately $946 million, where the tiered fee schedule as presented above would be fully re-applied.

This Supplement is dated June 1, 2010.

(To be used with V3180 05/10 and V3180PROXY 05/10.)

CMX5613 06/10

Supplement Dated June 1, 2010
To The Summary Prospectus Dated May 1, 2010

Supplement Dated June 1, 2010
To The Prospectus Dated May 1, 2010

JNL® Series Trust

Please note that the changes apply to your variable annuity and/or variable life product(s).

Effective May 25, 2010, in the summary prospectus, for the JNL/Select Money Market Fund, please delete the fourth paragraph of the section entitled “Performance” and replace it with the following:

The Fund is not a savings account and you should not consider it a deposit or obligation of any bank, credit union, or other banking and savings entity.  The Fund attempts to maintain a stable net asset value of $1.00 per share, neither the Federal Deposit Insurance Company, nor any other government agency insures or protects your investment.

Effective May 25, 2010, in the prospectus, for the JNL/Select Money Market Fund, please delete the third paragraph of the section entitled “Principal Investment Strategies” and replace it with the following:

Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury.  Some obligations, such as those issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer.  Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the Fund does not apply to the market value of such security or to shares of the fund itself.  In addition, because many types of U.S. government securities trade actively outside the U.S., their prices may rise and fall as changes in global economic conditions affect the demand for these securities.  The Fund may also invest in unrated securities that are of comparable quality as rated securities, as determined by the Sub-Adviser in accordance with procedures adopted by the Fund’s Board.

Effective May 25, 2010, in the prospectus, for the JNL/Select Money Market Fund, please delete the fifth paragraph of the section entitled “Principal Investment Strategies” and replace it with the following:

The Sub-Adviser manages the Fund to meet the requirements of Rule 2a-7 under the 1940 Act, including those as to quality, diversification and maturity.  The weighted average maturity of the Fund’s portfolio shall not exceed 60 days and the weighted average life of the Fund’s portfolio shall not exceed 120 days.  The Fund may invest more than 25% of its assets in the banking industry.

This Supplement is dated June 1, 2010.

(To be used with JMV2731 05/10, VC4224 05/10, VC5869 05/10, VC5890 05/10, VC5995 05/10, VC3723 05/10, VC3656 05/10, VC3652 05/10, VC5526 05/10, VC3657 05/10, FVC4224FT 05/10, VC5825 05/10, VC5884 05/10, VC5885 05/10, NV4224 05/10, NV3174CE 05/10, NV5526 05/10, NV3784 05/10, NV5869 05/10, NV5890 05/10, NV5825 05/10, HR105 05/10 and VC2440 05/10.)

CMX5624 06/10

Supplement Dated June 1, 2010
To The Statement of Additional Information
Dated May 1, 2010

JNL® Series Trust

Please note that the changes apply to your variable annuity and/or variable life product(s).

On page 25, at the end of the section entitled “Money Market Fund Investments” please delete the last paragraph in its entirety and replace it with the following:

Under the Rule, the Fund may not invest more than 5% of its assets in the securities of any one issuer, other than the U.S. government, its agencies and instrumentalities.  A “first tier security” is an Eligible Security that has received a short-term rating from the requisite NRSROs in the two (2) highest short-term rating category for debt obligations, or is an unrated security deemed to be of comparable quality.  Government securities are also considered to be first tier securities.  The Fund may not invest in a security that has received, or is deemed comparable in quality to a security highest rating by the requisite number of NRSROs (a “second tier security”) if immediately after the acquisition thereof the Fund would have invested more than (i) one-half of one percent of its total assets in securities issued by that issuer which are second tier securities, or (ii) three (3) percent of its total assets in securities that are second tier securities.  The Fund shall not acquire a Second Tier Security with a remaining maturity of greater than 45 calendar days.

Further, please add the following additional paragraph to the end of the section entitled “Money Market Fund Investments”:

The Fund cannot acquire any security, other than a “daily liquid asset” if, immediately after the acquisition, the Fund would have less than ten percent (10%) of its total assets invested in daily liquid assets.  The Fund cannot acquire any security, other than a “weekly liquid asset” if, immediately after the acquisition, the Fund would have less than thirty percent (30%) of its total assets invested in weekly liquid assets.

On page A-5, in Appendix A, after the “Fitch Ratings” section and its sub-sections, please add the following new “DBRS Limited” section and “Commercial Paper and Short Term Debt Ratings” sub-section:

DBRS Limited
Commercial Paper and Short Term Debt Ratings

R-1 (high)†
Short-term debt rated R-1 (high) is of the highest credit quality, and indicates an entity possessing unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an R-1 (high) rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results, and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an R-1 (high), few entities are strong enough to achieve this rating.

R-1 (middle)†
Short-term debt rated R-1 (middle) is of superior credit quality and, in most cases, ratings in this category differ from R-1 (high) credits by only a small degree. Given the extremely tough definition DBRS has established for the R-1 (high) category, entities rated R-1 (middle) are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.

R-1 (low)†
Short-term debt rated R-1 (low) is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt, and profitability ratios is not normally as favourable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high)†
Short-term debt rated R-2 (high) is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt and profitability ratios is not as strong as credits rated in the R-1 (low) category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.

R-2 (middle)†
Short-term debt rated R-2 (middle) is considered to be of adequate credit quality. Relative to the R-2 (high) category, entities rated R-2 (middle) typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or are negatively impacted by a weaker industry. Ratings in this category would be more vulnerable to adverse changes in financial and economic conditions.

R-2 (low)†
Short-term debt rated R-2 (low) is considered to be at the lower end of adequate credit quality, typically having some combination of challenges that are not acceptable for an R-2 (middle) credit. However, R-2 (low) ratings still display a level of credit strength that allows for a higher rating than the R-3 category, with this distinction often reflecting the issuer's liquidity profile.

R-3†
Short-term debt rated R-3 is considered to be at the lowest end of adequate credit quality, one step up from being speculative. While not yet defined as speculative, the R-3 category signifies that although repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside of the issuer's control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.

R-4†
Short-term debt rated R-4 is speculative. R-4 credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with R-4 ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

R-5†
Short-term debt rated R-5 is highly speculative. There is a reasonably high level of uncertainty as to the ability of the entity to repay the obligations on a continuing basis in the future, especially in periods of economic recession or industry adversity. In some cases, short term debt rated R-5 may have challenges that if not corrected, could lead to default.

D†
A security rated D implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is discontinued or reinstated by DBRS.

† R-1, R-2, R-3, R-4, R-5 and D are certification marks of DBRS Limited

This Supplement is dated June 1, 2010.

(To be used with V3180 05/10 and V3180PROXY 05/10.)

CMX5668 06/10